UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2019 (May 8, 2019)
Univar Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37443	26-1251958
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

3075 Highland Parkway, Suite 200 Downers Grove, IL 60515
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (331) 777-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	UNVR	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders
(a) The Annual Meeting was held on May 8, 2019.

(b) The results of the matters submitted to a shareholder vote at the Annual Meeting were as follows:

1.
Election of Directors: Our shareholders elected the following directors to serve a one year term expiring on the date of our 2020 annual meeting of shareholders or until his successor has been duly chosen and qualified.

	For	Against	Abstain	Broker Non-Votes
Mr. Mark J. Byrne	124,170,410.51	-0-	5,882,549	2,787,759
Mr. David C. Jukes	128,823,680.51	-0-	1,229,009	2,787,759
Mr. Kerry J. Preete	128,965,429.51	-0-	1,087,260	2,787,759
Mr. William S. Stavropoulos	122,886,693.51	-0-	7,165,996	2,787,759
Mr. Robert L. Wood	127,719,879.51	-0-	2,331,810	2,787,759

2. Approved on an advisory basis, the compensation of Univar's executive officers:

For	Against	Abstain	Broker Non-Votes
127,920,338.25	2,126,466	5,885.27	2,787,759

3. Ratified Ernst & Young as Univar's independent registered public accounting firm for 2019.

For	Against	Abstain	Broker Non-Votes
132,660,659.51	177,908	1,881	2,787,759

Item 8.01	Other Events
On May 9, 2019, the Company announced the appointment of Christopher D. Pappas as Independent Lead Director for its Board of Directors.
A copy of the Company's press release relating to this announcement is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed "filed" for purposed of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Univar Inc. Press Release dated May 9, 2019

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2019	Univar Inc.

	By:	/s/ Jeffrey W. Carr
	Name:	Jeffrey W. Carr
	Title:	Senior Vice President, General Counsel and Secretary